Exhibit 32.1

SECTION 1350 CERTIFICATION
OF PRINCIPAL EXECUTIVE OFFICER

In connection with the report on Form 10-Q for the period ending September 30, 2009 (the Report), I, Walter Thomas Price III, Principal Executive Officer of Price Asset Management, Inc., the managing member of RICI® Linked – PAM Advisors Fund, LLC (the Fund), certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: November 16, 2009	By: /s/ Walter Thomas Price III
Walter Thomas Price III
Principal Executive Officer

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